                                                                      Exhibit 99

                        [LOGO] Banc of America Securities

                   Banc of America Mortgage Securities, Inc.
                              BOAMS 2004-8 Group 1
                       30 Year Jumbo A Fixed Rate Product
                             Collateral Description

--------------------------------------------------------------------------------
Product                                         30 Year Jumbo A Fixed
Amount                                                  260.0 million +/-10%
Settle                                             September 30, 2004
Gross WAC                                                      6.250% +/-5bps
WAC Range                                              Approx 250 bps
WAM                                                               357 +/-2 mos
Weighted Average LTV                                       Approx 73%
Average Loan Balance                                         $531,000 +/-$20,000
Property Type                                 >90% SFR and PUD Detach
Occupancy                                                >90% Primary
Delinquency                                               All Current
Loan Purpose                                      Approx 16% cash-out
State Concentration                                          <=50% CA
FICO                                                              735 +/-5%
Expected Rating Agencies               Two of Moody's, S & P or Fitch
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                       [LOGO] Banc of America Securities

                    Banc of America Mortgage Securities, Inc.
                              BOAMS 2004-8 Group 2
                  30 Year Jumbo A Fixed Rate Product - 100% CA
                             Collateral Description

--------------------------------------------------------------------------------
Product                                         30 Year Jumbo A Fixed
Amount                                                   65.0 million +/-10%
Settle                                             September 30, 2004
Gross WAC                                                      6.250% +/-5bps
WAC Range                                              Approx 250 bps
WAM                                                               357 +/-2 mos
Weighted Average LTV                                       Approx 73%
Average Loan Balance                                         $531,000 +/-$20,000
Property Type                                 >90% SFR and PUD Detach
Occupancy                                                >90% Primary
Delinquency                                               All Current
Loan Purpose                                      Approx 16% cash-out
State Concentration                                           100% CA
Expected Rating Agencies               Two of Moody's, S & P or Fitch
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                        [LOGO] Banc of America Securities

                    Banc of America Mortgage Securities, Inc.
                               BoAMS 04-8 Group 3
                       15 Year Jumbo A Fixed Rate Product
                             Collateral Description

--------------------------------------------------------------------------------
Product                                         15 Year Jumbo A Fixed
Amount                                                   70.0 million +/-5%
Settle                                             September 30, 2004
Gross WAC                                                      5.650% +/-5bps
WAC Range                                              Approx 225 bps
WAM                                                               177 +/-2 mos
Weighted Average LTV                                       Approx 63%
Average Loan Balance                                         $547,000 +/-$20,000
Property Type                                 >90% SFR and PUD Detach
Occupancy                                                >90% Primary
Delinquency                                               All Current
Loan Purpose                                      Approx 23% cash-out
State Concentration                                          <=50% CA
Expected Rating Agencies               Two of Moody's, S & P or Fitch
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.